[THIS DOCUMENT IS A COPY OF THE CURRENT REPORT ON FORM 8-K DATED MARCH 16, 1998 FILED ON APRIL 1, 1998 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION]





                               WAREHOUSE AGREEMENT

      WAREHOUSE AGREEMENT, dated as of March 6, 1998 between Kenco Products, Inc. ("KPI") and Kenco Williams, Inc. ("Kenco").

                                    RECITALS


      A. Under an Asset Purchase Agreement between KPI and Kenco dated as of even date herewith (the "Asset Purchase Agreement"), KPI purchased assets from Kenco and entered into a lease for certain premises (the "Warehouse") owned by Kenco.

      B. The parties are entering into this Agreement in connection with the Closing held under the Asset Purchase Agreement.

      C. Kenco owns certain inventory (the "Inventory") located in the Warehouse which KPI intends to purchase from Kenco and sell to KPI's customers.

      D. KPI desires to purchase the Inventory (which Inventory is more specifically described on Exhibit 1 attached hereto and by this reference incorporated herein) before purchasing any Like-kind Inventory (as defined) from any third party, which purchase will be accomplished pursuant to the credit terms and other conditions set forth herein.

      E.  Capitalized  terms  used in this  Agreement  shall  have the  meanings ascribed to them in Annex 1. Capitalized terms used herein but not defined in Annex 1 shall have the meanings ascribed in the Asset Purchase Agreement. All Annexes, Disclosure Schedules, Exhibits and other attachments (collectively, "Appendices") hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the adequacy and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1 Purchase of Inventory. To the extent KPI offers or sells any goods for sale to third parties and subject to this Agreement, KPI shall first purchase Inventory from Kenco to the extent Kenco has Like-kind Inventory remaining for sale. For the purposes of this Agreement, the term "Like-kind Inventory" means Inventory listed on Exhibit 1 which has the same SKU as the products KPI offers for sale to third parties.

      1.1 KPI may from time-to-time during normal business hours request that Kenco make available at the Warehouse any or all of the Inventory remaining from the Inventory listed on Exhibit 1. Upon confirmation that such Inventory is available, KPI will deliver a purchase order, in the form of a pick ticket, to Kenco itemizing the Inventory requested (which price is listed on Exhibit 1). Such purchase order will reflect that payment in full for the Inventory subject to the purchase order will be due in net 60 days. Interest will be charged at the rate of 15% per annum on all amounts owed to Kenco by KPI which are past due.

            (a) When Kenco accepts the purchase order, Kenco will permit employees of KPI to enter the Kenco storage facilities within the Warehouse to move the Inventory subject to the purchase order into KPI's storage facilities or to such other location as KPI may desire. Kenco shall have no responsibility for moving any Inventory.

            (b) Kenco may, in its discretion, place identifying marks on Inventory sold to KPI pursuant to this Agreement.

            (c) On or before September 30, 1998 (the last day of the sixth full month following the date hereof) (the "Inventory Purchase Date"), KPI will purchase all remaining Inventory from Kenco for prices for each item listed on
Exhibit 1. KPI will pay the purchase price of such Inventory as follows:

      (i) Not more than $400,000 may be paid for by KPI issuing a promissory note, in the form of Exhibit 2 , in the appropriate amount (the "Inventory Purchase Note"); and

      (ii) Any amount in excess of the Inventory Purchase Note must be paid in cash not later than 60 days after the Inventory Purchase Date.

            (d) If any of the Inventory is damaged, prior to KPI's purchase hereunder, by water, fire or other act of God, KPI's sales price therefor will be reduced to the Standard cost of the salvageable components; provided, however, KPI shall not be required to purchase any Inventory which has been damaged and for which Kenco has been paid the insurance proceeds.

            (e) To the extent KPI desires to purchase Inventory from Kenco outside of normal business hours as Kenco may establish normal business hours, KPI may contact Kenco's employees at the Warehouse and arrange for such employee to make himself available at the Warehouse, at KPI's expense. KPI shall be responsible to reimburse Kenco for all overtime and other costs of the employee's work outside of normal business hours.

            (f) If KPI is legally prohibited by injunction or court order from purchasing any of the Inventory from Kenco for any reason, during the period such legal prohibition is in effect, KPI may purchase like-kind Inventory from other vendors; provided, however, that the date contained in Section 1.1(c) shall be extended by the amount of time during which the legal prohibition was in effect. In addition, if Kenco refuses for any reason to sell Inventory to KPI, KPI shall have the right to purchase Like-kind Inventory from other vendors.


      1.2 No Warranties. Each purchase of Inventory by KPI from Kenco shall be "as is and where is" and without any warranties of any kind except that Kenco will warrant title to the Inventory free and clear of any Lien and its right to sell the Inventory to KPI. SPECIFICALLY, AND WITHOUT LIMITATION OF THE FOREGOING, KENCO SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSES WITH RESPECT TO THE INVENTORY.

      1.3 Access. KPI shall, during normal business hours, from time to time in Kenco's sole discretion, upon one (1) Business Day's prior notice: (a) provide Kenco and any of its officers, employees and agents access to its properties, facilities, advisors and employees (including officers) of KPI and to the Inventory, (b) permit Kenco and any of its officers, employees and agents, to inspect, audit and make extracts from any such party's books and records necessary to verify Inventory and sales to KPI hereunder, and (c) permit Kenco, and any of its officers, employees and agents, to inspect, review, evaluate and make test verifications and counts of Inventory.

      1.4   Taxes.

            (a) Any and all payments by KPI hereunder or pursuant to any obligation contemplated herein shall be made free and clear of and without deduction for any and all present or future Taxes. If KPI shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions, Kenco shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) KPI shall make such deductions, and (iii) KPI shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, KPI shall furnish to Kenco the original or a certified copy of a receipt evidencing payment thereof.

            (b) KPI and each Guarantor shall jointly and severally indemnify and, within ten (10) days of demand therefor, pay Kenco for the full amount of Taxes paid by Kenco and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

2     CONDITIONS PRECEDENT

      Kenco shall not be obligated to sell any Inventory to KPI pursuant to this Agreement or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner satisfactory to Kenco or waived in writing by Kenco:

      2.1 KPI shall have completed the transactions with Kenco related to this Agreement including (without limitation) the purchase by KPI of assets from Kenco and the receipt by Kenco of the entire consideration therefor, under the Asset Purchase Agreement and the other Closing Documents (as defined in the Asset Purchase Agreement) (collectively referred to as the "Related Documents").


      2.2 KPI shall have executed and delivered the Security Agreement to Kenco, in the form of Exhibit E to the Asset Purchase Agreement.

      2.3 KPI shall not be $300,000 or more in arrears in its payment to Kenco.

      2.4   No Event of Default shall have occurred and be continuing.

3     AFFIRMATIVE COVENANTS

      KPI and each Guarantor jointly and severally agrees, as to Kenco, that until all amounts due hereunder or under any of the Related Documents have been paid in full:

      3.1 Maintenance of Existence and Conduct of Business. KPI and each Guarantor shall: do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; continue to conduct its business substantially as now conducted or as otherwise permitted or contemplated hereunder; at all times maintain, preserve and protect its assets and properties used or useful in the conduct of its business, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices.

      3.2 Books and Records. KPI shall keep all books and records necessary to account to Kenco for the Inventory purchased and remaining.

      3.3 Insurance; Damage to or Destruction of Inventory. For as long as KPI has Obligations to Kenco, KPI will maintain insurance coverage for Inventory in KPI's possession for which Kenco has not been paid in full, at levels reasonably acceptable to Kenco and will name Kenco an additional insured on such policies. KPI shall promptly notify Kenco of any loss, damage, or destruction to the Inventory in the amount of $25,000 or more, whether or not covered by insurance. Subject to any subordination agreement entered into by Kenco and Fidelity Funding, Inc. ("Fidelity") and after deducting from such proceeds the expenses, if any, incurred by Kenco in the collection or handling thereof, Kenco may, at its option, apply such proceeds to the reduction of the Obligations.

      3.4 Compliance with Laws. KPI shall comply with all federal, state, local and foreign laws and regulations applicable to it except to the extent that the failure to comply, individually or in the aggregate, could not reasonably be expected to have a material adverse effect.

      3.5 Notices. KPI will, within two (2) Business Days following the occurrence of any such event, notify Kenco of the occurrence of any of the following: (i) the occurrence of any Event of Default or Default as defined below; (ii) the receipt by KPI or either Guarantor of any notice from any third party alleging the existence of an Event of Default or Default under any agreement between KPI or either Guarantor and the third party (and such person shall provide Kenco with a copy of such notice); and (iii) the existence of any other event or occurrence which might result in a Default or Event of Default hereunder or under any agreement with a third party.


      3.6 Further Assurances. KPI agrees that it shall, at its expense and upon request of Kenco, duly execute and deliver, or cause to be duly executed and delivered, to Kenco such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Kenco to carry out more effectively the provisions and purposes of this Agreement or any other Related Document.

4     EVENTS OF DEFAULT; RIGHTS AND REMEDIES

      4.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

            (a) KPI becomes past due in the payment of its account to Kenco for Inventory purchases hereunder in an amount of $300,000 or more.

            (b) A case or proceeding shall have been commenced against KPI or any Guarantor seeking a decree or order in respect of KPI or any Guarantor (i) under Title 11 of the United States Code, as now constituted or hereafter amended or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for KPI or any Guarantor or of any substantial part of any such person's assets, or (iii) ordering the winding-up or liquidation of the affairs of KPI or any Guarantor, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or such court shall enter a decree or order granting the relief sought in such case or proceeding.

            (c) KPI or any Guarantor (i) shall file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) shall fail to contest in a timely and appropriate manner or shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of KPI or any Guarantor or of any substantial part of any such Person's assets,
(iii) shall make an assignment for the benefit of creditors, (iv) shall take any corporate action in furtherance of any of the foregoing; or (v) shall admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due.

            (d)   Any Change of Control shall occur.

            (e) Any sale by KPI of its assets not in the ordinary course of business unless Kenco has consented to the transaction and the purchaser in such transaction assumes all of KPI's Obligations to Kenco hereunder and under the Inventory Purchase Note.


      4.2 Remedies. If any Event of Default shall have occurred and be continuing or if a Default shall have occurred and be continuing, Kenco may, without notice, suspend this Agreement with respect to further sales to KPI of Inventory. At any time during the term of this Agreement that is $300,000 or more past due in the payment of its account with Kenco, Kenco may, in its discretion sell Inventory to any other third party; provided, however, that prior to any such third-party sale, Kenco shall give notice and shall have five
(5) Business Days' after the date of such notice to bring its account current and, thereby prevent the third-party sale. In addition, Kenco may take such other actions under any of the Related Documents as Kenco may deem appropriate without affecting Kenco's rights or remedies hereunder.

5     SUCCESSORS AND ASSIGNS

      5.1 Successors and Assigns. This Agreement and the Related Documents shall be binding on and shall inure to the benefit of each of KPI, the Guarantors, Kenco and their successors and assigns (including, in the case of KPI or any Guarantor, a debtor-in-possession on behalf of such person), except as otherwise provided herein or therein. Neither KPI nor any Guarantor may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the Related Documents without the prior written consent of Kenco. Any such purported assignment, transfer, hypothecation or other conveyance by KPI or any Guarantor without the prior written consent of Kenco shall be void. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each of KPI, the Guarantors, and Kenco with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement or any of the Related Documents.

6     MISCELLANEOUS

      6.1 Complete Agreement; Modification of Agreement. This Agreement and the Related Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof and may not be modified, altered or amended except in writing.

      6.2 Amendments and Waivers. Except for actions expressly permitted to be taken by Kenco, no amendment, modification, termination or waiver of any provision of this Agreement or any Related Document, or any consent to any departure by KPI or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Kenco and KPI.

      6.3 No Waiver. Kenco's failure, at any time or times, to require strict performance by KPI or any of the Guarantors of any provision of this Agreement and any of the Related Documents shall not waive, affect or diminish any right of Kenco thereafter to demand strict compliance and performance therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of KPI or any Guarantor contained in this Agreement or any of the Related Documents and no Default or Event of Default by KPI or any Guarantor shall be deemed to have been suspended or waived by Kenco unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Kenco and directed to KPI specifying such suspension or waiver.


      6.4 Remedies. Kenco's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Kenco may have under any other agreement, including the Related Documents, by operation of law or otherwise.

      6.5 Severability. Wherever possible, each provision of this Agreement and the Related Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      6.6 Conflict of Terms. Except as otherwise provided in this Agreement or any of the Related Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the Related Documents, the provision contained in this Agreement shall govern and control.

      6.7 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE RELATED DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE RELATED DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MICHIGAN APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. KPI AND EACH GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN OAKLAND COUNTY, MICHIGAN SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG KPI, THE GUARANTORS, AND KENCO PERTAINING TO THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS, PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE KENCO FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE INVENTORY OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF KENCO. KPI AND EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND KPI AND EACH GUARANTORS HEREBY WAIVES ANY OBJECTION WHICH SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. KPI AND EACH GUARANTORS HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PERSON AT THE ADDRESS SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PERSON'S ACTUAL RECEIPT THEREOF OR FIVE (5) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.


      6.8 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG KENCO AND KPI OR ANY GUARANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

      6.9 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and five (5) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (c) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below, or to such other address as may be substituted by notice given as herein provided.

      If to KPI:


      Kenco Products, Inc.
      c/o George Briggs
      10758 County Road 2
      Middlebury, IN 46540

      With a copy to:

      Thomas Keenum, Esq.
      Keenum & Tutor, P.A.
      301B College Street
      Booneville, MS 38829

      If to Kenco:

      Gerard A. Herlihy
      Chief Financial Officer
      c/o Aptek Williams, Inc.
      700 N.W. 12th Avenue
      Deerfield Beach, FL  33442

      With a copy to:

      Gerald Raskin, Esq.
      Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
      1400 Glenarm Place, Suite 300
      Denver, CO 80202

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person designated herein to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

      6.10     Section   Titles.   The  Section   titles   contained  in  this
Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      6.11 Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall constitute one agreement. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a person shall constitute a valid and binding execution and delivery of this Agreement by such person. Facsimile copies shall constitute enforceable original documents.


      6.12 Construction. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" means including without limitation. Where appropriate to avoid any ambiguity and to encompass the broadest meaning, the word "and" shall mean "and/or," and the word "or" shall mean "and/or." The parties intend that the each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter, regardless of the relative levels of specificity, which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

      6.13 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                      "KPI"
                              KENCO PRODUCTS, INC.


                                    By /s/ George Briggs
                                       ------------------------
                                       George Briggs, President


                                     "Kenco"
                              KENCO WILLIAMS, INC.

                                    By /s/ Gerard A. Herlihy
                                       -------------------------
                                       Gerard A. Herlihy, Chief
                                       Financial Officer

       The undersigned persons have signed this Agreement for the purpose of making the representations and covenants herein and agreeing to the provisions contained in Sections 6.7 and 6.8.


                                  "Guarantors"
                               COLFAX GROUP, INC.

                                  By /s/ George Briggs
                                    -------------------------
                                    George Briggs, President

                                     /s/ George Briggs
                                    ---------------------------------
                                    George Briggs, Individually

                                     ANNEX 1

                                   DEFINITIONS

       Capitalized terms used in the Warehouse Agreement shall have the following meanings (unless otherwise provided elsewhere in the Warehouse Agreement) and all section references in the following definitions shall refer to Sections of the Agreement. Capitalized terms used in the Agreement and not defined in this Annex or elsewhere in the Agreement shall have the meanings ascribed in the Asset Purchase Agreement:

       "Affiliate" shall mean, with respect to KPI, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the stock having ordinary voting power in the election of directors of KPI, (b) each Person that controls, is controlled by or is under common control with KPI, (c) each of such Person's officers, directors, joint venturers and partners and (d) in the case of KPI, the immediate family members, spouses and lineal descendants of individuals who are Affiliates of KPI. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise; provided, however, that the term "Affiliate" shall specifically exclude Kenco.

       "Agreement" shall mean the Warehouse Agreement by and among KPI, the Guarantors, and Kenco.

       "Business Day" shall mean any day that is not a Saturday, a Sunday or federal holiday on which banks are required or permitted to be closed.

       "Change of Control" means any of the following: (i) the sale, lease, transfer, conveyance or other disposition of, in one or a series of related transactions, of all or substantially all of the assets of KPI to any Person (as such term is used in Section 13(d)(3) of the Exchange Act) (each an "Acquiring Person"), (ii) the adoption of a plan relating to the liquidation or dissolution of KPI, (iii) the consummation of any transaction (including any merger or consolidation) the result of which is that any "person" (other than either of the Guarantors) becomes the "beneficial owner" (as each such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 20.0% of the voting stock of KPI , or (iv) the sale or other disposition by the Guarantors of their equity ownership position in KPI by more than 20.0%.

       "Default" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

       "Event of Default" shall have the meaning assigned in Section 4.1.

       "Exchange Act" means Securities Exchange Act of 1934.

       "Guaranties" shall mean any guaranty executed by any Guarantor in favor of Kenco in respect of the Obligations.

       "Guarantors" shall mean Colfax Group, Inc., a Delaware corporation, and George Briggs, jointly and severally.

       "Inventory" shall have the meaning set forth in the Agreement and the Appendices thereto.

       "Inventory Purchase Date" shall have the meaning set forth in Section 1.1 of the Agreement.

       "Inventory Purchase Note" shall have the meaning assigned to it in the Agreement.

       "Kenco" shall mean Kenco Williams, Inc., or its successor.

       "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any lease intended as security having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the applicable Uniform Commercial Code or comparable law of any jurisdiction).

       "Like-kind Inventory" shall have the meaning set forth in Section 1 of the Agreement.

       "KPI" shall mean Kenco Products, Inc..

       "Obligations" shall mean all amounts due and owing (or which may become due and owing) by any Party thereto under the Agreement or any of the Related Documents to Kenco. This term includes all principal, interest (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of KPI or any Guarantor, whether or not allowed in such proceeding), fees, Charges, expenses, attorneys' fees and any other sum chargeable to KPI or any Guarantor under the Agreement or any of the Related Documents.

       "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).


       "Related Documents" shall have the meaning set forth in Section 2.1 of the Agreement.

       "Security Agreement" shall mean the Security Agreement in the form of Exhibit E to the Asset Purchase Agreement securing KPI's Obligations to Kenco as provided therein. The security interest granted therein will be subject to a subordination agreement entered into between Kenco and Fidelity.

       "Taxes" shall mean taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed by the United States or any political subdivision or taxing authority thereof or therein, excluding net income and franchise taxes imposed on Kenco.

            All other undefined terms contained in the Agreement shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of Indiana to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement or any such Annex, Exhibit or Schedule.

            Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to Persons include its successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of KPI or any Guarantor, such words are intended to signify that such Person has actual knowledge or awareness of a particular fact or circumstance or that such Person, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.